Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 19	Income Taxes
The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2023	2022	2021
Federal
Current	$1,434	$1,366	$1,203
Deferred	(326)	(108)	469
Federal income tax	1,108	1,258	1,672
State
Current	482	401	398
Deferred	(183)	(196)	111
State income tax	299	205	509
Total income tax provision	$1,407	$1,463	$2,181
A reconciliation of expected income tax expense at the federal statutory rate of 21 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2023	2022	2021
Tax at statutory rate	$1,442	$1,533	$2,135
State income tax, at statutory rates, net of federal tax benefit	322	305	439
Tax effect of
Tax credits and benefits, net of related expenses	(272)	(273)	(331)
Tax-exempt income	(142)	(121)	(114)
Revaluation of tax related assets and liabilities(a)	15	(79)	—
Nondeductible legal and regulatory expenses	76	37	24
Other items	(34)	61	28
Applicable income taxes	$1,407	$1,463	$2,181
(a)The 2022 acquisition of MUB resulted in an increase in the Company’s state effective tax rate, requiring the Company to revalue its state deferred tax assets and liabilities. As a result of this revaluation, the Company recorded an estimated net tax benefit of $79 million during 2022.
The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2016 are completed and resolved. The Company’s tax returns for the years ended December 31, 2017 through December 31, 2020 are under examination by the Internal Revenue Service. The years open to examination by foreign, state and local government authorities vary by jurisdiction.
A reconciliation of the changes in the federal, state and foreign uncertain tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2023	2022	2021
Balance at beginning of period	$513	$487	$474
Additions for tax positions taken in prior years	141	35	14
Additions for tax positions taken in the current year	3	3	7
Exam resolutions	(302)	(8)	(1)
Statute expirations	(5)	(4)	(7)
Balance at end of period	$350	$513	$487
The total amount of uncertain tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2023, 2022 and 2021, were $276 million, $294 million and $285 million, respectively. The Company classifies interest and penalties related to uncertain tax positions as a component of income tax expense. At December 31, 2023, the Company’s uncertain tax position balance included $40 million of accrued interest and penalties. During the years ended December 31, 2023,
2022 and 2021 the Company recorded approximately $(11) million, $7 million and $5 million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.
The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2023	2022
Deferred Tax Assets
Securities available-for-sale and financial instruments	$3,231	$3,992
Federal, state and foreign net operating loss, credit carryforwards and other carryforwards	2,836	2,677
Allowance for credit losses	2,051	1,980
Loans	1,013	1,287
Accrued expenses	838	618
Obligation for operating leases	348	368
Partnerships and other investment assets	271	112
Stock compensation	87	81
Other deferred tax assets, net	370	501
Gross deferred tax assets	11,045	11,616
Deferred Tax Liabilities
Leasing activities	(1,455)	(1,813)
Goodwill and other intangible assets	(1,450)	(1,575)
Mortgage servicing rights	(758)	(815)
Right of use operating leases	(301)	(325)
Pension and postretirement benefits	(115)	(172)
Fixed assets	(44)	(125)
Other deferred tax liabilities, net	(168)	(234)
Gross deferred tax liabilities	(4,291)	(5,059)
Valuation allowance	(364)	(263)
Net Deferred Tax Asset	$6,390	$6,294
The Company has approximately $2.7 billion of federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2024. A substantial portion of these carryforwards relate to state-only net operating losses, for which the related deferred tax asset is subject to a full valuation allowance as the carryforwards are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
In addition, the Company has $1.3 billion of federal credit carryforwards which expire at various times through 2043 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.
At December 31, 2023, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.